As filed with the Securities and Exchange Commission on December 22, 2009
1933 Act Registration No. 002-85229
1940 Act Registration No. 811-03802

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[ X ]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	76	[ X ]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			[ X ]
Amendment No.	77	[ X ]

(Check appropriate box or boxes)

___________________________________

Neuberger Berman Income Funds

(Exact Name of Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Name and Address of Agent for Service)

With copies to:

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

___________________________________

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X	on December 28, 2009 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on _______________ pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on _______________ pursuant to paragraph (a)(2)

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Institutional Class, Class A and Class C shares of Neuberger Berman Floating Rate Income Fund.

NEUBERGER BERMAN INCOME FUNDS

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 76 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.

Cover Sheet

Contents of Post-Effective Amendment No. 76 on Form N-1A

Part A - Prospectuses

Part B - Statement of Additional Information

Part C - Other Information

Signature Pages

Exhibits

This filing relates only to the Registration Statement of Institutional Class, Class A and Class C shares of Neuberger Berman Floating Rate Income Fund and is not intended to affect the Registration Statement of any other series or classes of the Registrant.

Neuberger Berman Income Funds

Class A and C Shares

Floating Rate Income Fund

Prospectus December 28, 2009

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
CLASS A AND C SHARES

Neuberger Berman Floating Rate Income Fund	2

YOUR INVESTMENT

Choosing a Share Class	11
Sales Charges	12
Sales Charge Reductions and Waivers	13
Share Prices	14
Privileges and Services	15
Maintaining Your Account	16
Distributions and Taxes	20
Grandfathered Investors	22
Buying Shares - Grandfathered Investors	24
Selling Shares - Grandfathered Investors	25
Market Timing Policy	26
Portfolio Holdings Policy	26
Fund Structure	26

THIS FUND:

  is a multiple class fund and Class A and C shares are only available through investment providers (except for Grandfathered Investors, as defined herein)

  offers you the opportunity to participate in financial markets through a professionally managed portfolio carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses the principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

  is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.

“Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved. ©2009 Neuberger Berman Fixed Income LLC. All rights reserved.

Neuberger Berman Floating Rate Income Fund
Ticker Symbols: NFIAX and NFICX

Goal & Strategy

The Fund seeks high current income.

To pursue this goal, the Fund invests mainly in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities (borrowers). These loans are often at the time of investment below investment grade securities (commonly known as “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality. Floating interest rates vary with and are periodically adjusted to reflect changes in a generally recognized base interest rate such as LIBOR (London Interbank Offered Rate) or the prime rate. The Fund generally seeks to focus on loans of companies that the Portfolio Managers believe have the ability to generate cash flow through a full business cycle, maintain adequate liquidity and have access to both debt and equity capital, but may invest in loans of distressed companies.

The Fund may also purchase fixed-rate loans, second lien loans, unsecured loans, collateralized loan obligations, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments and repurchase agreements. Further, the Fund may purchase or sell certain derivative instruments to hedge interest rate risk.

The Fund may change its goals without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate securities (including loans) without providing shareholders at least 60 days’ advance notice.

The Portfolio Managers will seek positive returns by analyzing companies (including their ability to pay principal and interest and their cash flow, balance sheet composition and market position relative to competitors in the same industry) and general and sector-specific economic and market conditions.

In addition, the Portfolio Managers seek to manage risk through in-depth credit research utilizing proprietary analytic processes, diversifying across industries, companies and investment size and adjusting sector weightings based on economic and market analysis.

Below Investment Grade Securities

Below investment grade securities typically offer investors higher yields than other debt securities. The higher yields are justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Below investment grade securities, include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bank loan interests, bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Loans

Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

2 Floating Rate Income Fund

Main Risks

CREDIT RISK. The Fund is subject to credit risk, which is the risk that a company may fail, or become less able, to make payments when due. A default, a ratings downgrade affecting any of the Fund’s investments, or any changes in the actual or perceived creditworthiness of the issuers of the Fund’s investments would affect the Fund’s performance. Among the factors that may affect the actual or perceived creditworthiness of an issuer are:

  social, economic, or political factors

  factors affecting the industry in which a particular issuer or borrower operates, such as competition or technological advances factors affecting an issuer or borrower directly, such as management changes, labor relations, pressures on key suppliers or customers or material changes in overhead.

Loans in which the Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the ratings agencies issuing them and are not guarantees as to quality.

COLLATERAL RISK. The senior secured loans in which the Fund generally invests are secured by collateral and generally are subject to restrictive covenants in favor of the lenders or security holders, including the Fund, that invest in them. In most loan agreements there is no formal requirement to pledge additional collateral. Therefore, there is a risk that the value of the collateral may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.

In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date as borrowers may find it advantageous to do so due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse effect on the Fund’s share price. Floating rate securities, including loans, can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

INTEREST RATE RISK. Interest rate risk refers to the risk that debt security, including loan, prices generally fall as interest rates rise; conversely, debt security prices generally rise as interest rates fall. Floating rate securities can be less sensitive to interest rate changes, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general. In addition, the Fund may invest a portion of its assets in fixed rate securities that would be affected by a change in interest rates. Generally, a rise in market interest rates tends to have a greater impact on the prices of securities with longer durations.

BELOW INVESTMENT GRADE SECURITIES. Below investment grade securities involve greater risks than investment grade securities, including greater price volatility and a greater risk that the issuer of such securities will default on the timely payment of principal and interest or fail to comply with the other terms of the offering over a period of time. These securities are considered predominately speculative by the major rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to payments. Issuers of securities in

3 Floating Rate Income Fund

default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Lower- rated securities can be less liquid and therefore may carry higher transaction costs, which could affect the Fund’s performance.

To the extent the Fund invests in lower-rated securities, the Fund is subject to their risks, including the risk that its holdings may:

  Fluctuate more widely in price and yield than investment grade securities

  Be more likely to fall in price during times when the economy is weak or is expected to become weak

  Be difficult to sell at the time and price the Fund desires

  Require a greater degree of judgment to establish a price

  Be more likely to go into default than investment grade securities.

The value of the Fund’s below investment grade securities may fluctuate in response to changes in market interest rates, although the link between interest rates and the value of securities tends to be weaker with lower-rated securities than with investment grade securities. Ratings are only the opinions of the rating agencies and do not provide any guarantee of quality or performance.

DISTRESSED SECURITIES RISK. The Fund may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Portfolio Managers’ evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

LOAN PARTICIPATION RISK. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

COLLATERALIZED LOAN OBLIGATIONS (“CLOs”). The Fund may invest in CLOs, which are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests. In addition, CLOs carry risks including, but not limited to, interest rate risk, credit risk and default risk.

FOREIGN SECURITIES. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information about the issuer, the markets or the local government or economy will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid.

Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

4 Floating Rate Income Fund

To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

DERIVATIVES. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. The Fund’s use of derivatives, such as futures, options, and swaps, may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Portfolio Managers. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of distributions taxable to shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

ILLIQUID SECURITIES. Some of the securities that the Fund may purchase will be considered illiquid. The Fund may not purchase any security if, as a result, more than 15% of it net assets would be illiquid. These securities may be more difficult to dispose of at the price at which the Fund is carrying them. Judgment plays a greater role in pricing these securities than it does for securities having more active markets.

Loans in which the Fund invests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan interests in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Market bids may be unavailable for loans from time to time; the Fund may find it difficult to establish a fair value for loans held by it.

RECENT MARKET CONDITIONS. Recent events have resulted in debt securities experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy.

Securities in which the Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments to meet redemptions or for other cash needs, the Fund may suffer a loss.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect Fund performance if interest rates, or the derivatives, do not perform as expected.

Borrowing and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.

5 Floating Rate Income Fund

Foreign securities could add to the ups and downs in the Fund’s share price, because foreign securities tend to be more volatile.

When the Fund anticipates adverse market, economic, political or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. This could help the Fund avoid losses but may mean lost opportunities.

6 Floating Rate Income Fund

Performance

When this prospectus was prepared, the Fund was new and had no performance record to report. Accordingly, performance charts are not included.

7 Floating Rate Income Fund

Investor Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense example can help you compare costs among funds.

FEE TABLE

	Class A	Class C
Shareholder Fees
These are deducted directly from your investment.
Maximum initial sales charge on purchases (% of offering price)	4.25[1]	None
Maximum sales charge on reinvested dividends	None	None
Maximum contingent deferred sales charge (% of purchase price)[2]	None[3]	1.00[4]
Annual Fund Operating Expenses
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly.
Management fees[5]	0.77	0.77
Distribution (12b-1) fees	0.25	1.00
Other expenses[6]	0.73	0.73
Total annual operating expenses	1.75	2.50
Minus : Expense reimbursement	0.68	0.68
Net expenses[7]	1.07	1.82

EXPENSE EXAMPLE

The examples assume that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. The example assuming redemption does not reflect the effect of any taxable gain or loss at the time of the redemption. Actual performance and expenses may be higher or lower.

	1 Year	3 Years
Class A8	$529	$751
Class C9
(assuming
redemption)	$285	$573
Class C
(assuming no
redemption)	$185	$573

1	The initial sales charge is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more. See “Sales Charges” for more information.

2

The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

3

A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. See “Sales Charges” for more information.

4	The contingent deferred sales charge only applies if shares are sold within one year of purchase.

5	“Management fees” includes investment management and administration fees.

6	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

7

Neuberger Berman Management LLC (“NBM”) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class A and Class C of the Fund through 10/31/2013, so that the total annual operating expenses of each class of the Fund are limited to 1.07% and 1.82% of average net assets, respectively. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that each of Class A and Class C will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.07% and 1.82% of the respective class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

8	Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.

9	Reflects a contingent deferred sales charge in the first year.

8 Floating Rate Income Fund

Investment Manager

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman Fixed Income LLC (“NBFI”) as sub-adviser to choose the Fund’s investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of NBFI. Together, the Neuberger Berman affiliates manage $169 billion in total assets (as of 9/30/2009) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.50% of the Fund’s average daily net assets for investment management services. Each of Class A and Class C of the Fund will pay the Manager fees at the annual rate of 0.27% of the class’ average daily net assets for administrative services provided to the respective class of the Fund.

Portfolio Managers

The following portfolio managers provide day-to-day management of the Fund:

Timothy S. Van Kirk, CPA, is a Managing Director of the Manager, Neuberger Berman LLC and NBFI. Mr. Van Kirk's responsibilities include the portfolio management of collateralized loan obligations and managing separate accounts which invest in bank loans. He has co-managed the Fund since 2009. Prior to joining the firm, Mr. Van Kirk was responsible the portfolio management of collateralized loan obligations and managing separate accounts which invest in bank loans for another firm from 2002 to 2007.

Ann H. Benjamin and Thomas P. O’Reilly are Managing Directors of the Manager, Neuberger Berman LLC and NBFI. They have co-managed the Fund’s assets since 2009. Ms. Benjamin and Mr. O’Reilly also manage high yield portfolios for NBFI and its predecessor, an affiliate of Neuberger Berman. They have managed money for NBFI since 1997.

Joseph P. Lynch is a Senior Vice President of the Manager, Neuberger Berman LLC and NBFI. Mr. Lynch's responsibilities include portfolio management, trading and credit research for the leveraged asset management team. He has co-managed the Fund since 2009. Prior to joining the firm, Mr. Lynch was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

9 Floating Rate Income Fund

Financial Highlights

When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.

10 Floating Rate Income Fund

Your Investment

Class A and C shares of the Fund generally are only available through investment providers (see “Maintaining Your Account”) and to Grandfathered Investors (as defined below in “Grandfathered Investors”).

Choosing a Share Class

The Fund offers different classes of shares through this prospectus. Class A and C shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

  how long you expect to own the shares

  how much you intend to invest

  total expenses associated with owning shares of each class whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver)

  whether you plan to take any distributions in the near future availability of share classes.

Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares

Initial sales charge	Up to 4.25% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)

Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)

12b-1 fees	0.25% annually

Dividends	Generally higher than Class C due to lower annual expenses

Purchase maximum	None

Conversion	None

Class C Shares

Initial sales charge	None

Contingent deferred sales charge	1.00% if shares are sold within one year after purchase

12b-1 fees	1.00% annually

Dividends	Generally lower than Class A due to higher annual expenses

Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”

Conversion	None

11 Your Investment

Sales Charges

Class A Sales Charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:
			Dealer commission
		Net amount	as a percentage of
Investment	Offering Price	invested	offering price

Less than $50,000	4.25%	4.44%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments
described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges — The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management LLC is properly notified of the nature of the investment:

  investments in Class A shares made by endowments or foundations with $50 million or more in assets investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” below for more information)

  investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived A share program with the fund family.

Neuberger Berman Management LLC may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. The Fund may reimburse Neuberger Berman Management LLC for all or a portion of these payments through its plans of distribution. See “Distribution and Shareholder Servicing Fees” below for additional information regarding the Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund’s Board of Trustees. Please see the Statement of Additional Information for more information.

Class C Sales Charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

12 Your Investment

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers” below. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management LLC pays 1% of the amount invested to investment providers who sell Class C shares. See “Distribution and Shareholder Servicing Fees” below for information regarding the Fund’s plans of distribution.

Sales Charge Reductions and Waivers

To receive a reduction in your Class A initial sales charge, you or your investment provider must let Neuberger Berman Management LLC know at the time you purchase shares that you qualify for such a reduction. If you or your investment provider does not let Neuberger Berman Management LLC know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management LLC with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management LLC know at the time you redeem shares that you qualify for such a waiver.

In addition to the information below, you may obtain more information about sales charge reductions and waivers from the Statement of Additional Information, from your investment provider or at www.nb.com.

Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of money market funds in the fund family are excluded.

Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

  trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)

  solely controlled business accounts

  single-participant retirement plans.

Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge. However, for this purpose, purchases of money market funds in the fund family are excluded.

Rights of accumulation to reduce Class A initial sales charge — You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. However, for this purpose, holdings representing direct purchases of money market funds in the fund family are excluded. Subject to your investment provider’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

13 Your Investment

Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of non-money market funds in the fund family you intend to make over a 13-month period (the “Period”) to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer sponsored retirement plans may be restricted from establishing a letter of intent. See “Sales Charges” above for more information.

Right of reinvestment — Please see “Maintaining Your Account — When you sell shares” below for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased

•	tax-free returns of excess contributions to individual retirement accounts (“IRAs”)

•	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)

•	distributions from an IRA upon the shareholder’s attainment of age 59½

•	IRA rollover from a fund in the fund family held in an employer sponsored retirement plan to Class A shares

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document

•

the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

•

redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver)

• if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash)

• if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge.

Share Prices

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share is the offering price which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell shares. See “Sales Charges” for more information.

Your investment provider may charge fees that are in addition to those described in this prospectus.

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The Fund generally is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m. Eastern time in order to be processed that day. Because fixed income securities trade in markets outside the Exchange, the Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Fund’s investments generally are valued by one or more independent pricing services approved by the Board of Trustees or on the basis of market quotations. However, in certain cases, events that occur after certain markets have closed may render these prices from a pricing service or quotations unreliable.

When a price from a pricing service or a quotation is not available or the Fund believes a price from a pricing service or a quotation for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the price or quotation a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

Privileges and Services

If you use an investment provider, consult your investment provider for information about investment services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

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Maintaining Your Account

Purchase of Class A and C shares — To open an account and purchase Class A and C shares of the Fund, contact any investment provider authorized to sell the Fund’s shares. For Grandfathered Investors, instructions for buying shares are under “Buying Shares.” In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus. Contact your investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

You should check with your investment provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy shares. Every purchase order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed “accepted” when the Fund’s transfer agent has received payment for the shares. In the case of certain investment providers, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, for Grandfathered Investors, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Dividends normally are first earned or accrued the day after your purchase order is accepted.

Purchase minimums — Your first investment must be at least $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases. Please see the Statement of Additional Information for more information.

Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares — Contact your investment provider to sell shares of the Fund. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.” When you sell shares, you will receive the next share price to be calculated after your order has been accepted minus any applicable contingent deferred sales charge. You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell. Investors will receive the dividends earned and accrued by the Fund on the day they sell their shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

If you notify your investment provider, you may reinvest proceeds from a redemption, dividend or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption, dividend or distribution and is made into the same account from which you redeemed the shares or received the dividend or distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividends and capital gain distributions will be reinvested in the shares of same share class from which the original redemption, dividend or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under “Rollovers from retirement plans to IRAs.”

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When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

Uncashed checks — When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks. Checks will not be forwarded if the address of record is incorrect.

When you exchange shares — Generally, you can move an investment from the Fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund both without a sales charge. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired in an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from the Fund having a sales charge. Currently, only certain funds in the fund family offer Class A and C shares. There are three things to remember when making an exchange:

  both accounts must have the same registration

  you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved because an exchange is a sale of the exchanged shares for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment providers to see if they allow you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Placing orders by telephone — If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven business days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

•	in unusual circumstances where the law allows additional time if needed

•	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

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If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

  suspend the offering of shares

  reject any exchange or purchase order

  suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order change, suspend, or revoke the exchange privilege

  suspend the telephone order privilege

  satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

  suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

  change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Class A and C shares available in this prospectus can be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy and sell shares, investor services, and additional policies.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund

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family through an exchange of shares (see “Maintaining Your Account - When you exchange shares”). Currently, only certain funds in the fund family offer Class A and C shares.

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, Class A and C pay the Fund’s distributor, Neuberger Berman Management LLC, at an annual rate of 0.25% and 1.00%, respectively, of their average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use an investment provider, contact it for information on retirement plans or accounts it may make available for investment in Fund shares.

Rollovers from Retirement Plans to IRAs

Assets from a retirement plan may be invested in Class A or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges and the

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terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.

Internet Access

If you use an investment provider, contact it about the services and information it provides on the Internet.

Distributions and Taxes

Distributions — The Fund pays distributions to shareholders from any net investment income and net realized capital gains. Ordinarily, the Fund declares income dividends daily and pay them monthly. The Fund makes any capital gain distributions once a year (usually in December). Initial dividends are expected to be declared approximately 30 to 45 days and paid approximately 60 to 75 days after the Fund commences operations, depending on market conditions.

Unless you designate otherwise, your income dividends and capital gain distributions, if any, from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. It is not expected that any of the Fund’s dividends will be attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds its investment company taxable income and net capital gain for that year — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — that excess generally will be treated as a non-taxable return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a sale of your shares (taxed as described below).

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. Any capital gain an individual shareholder

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recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the preceding year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700. If you are using an investment provider, consult your investment provider about opening a custodial account.

You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing Class of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no tax consequences to you from distributions.

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Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. Grandfathered Investors do not include any investment providers who have accounts with a fund nor shareholders who invest through such investment providers.

For Grandfathered Investors, see below for information regarding investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone ® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

Retirement Plans and Accounts

We offer Grandfathered Investors a number of tax-advantaged plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

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Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell education savings accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877- 9700 for information on any Neuberger Berman retirement plan or account.

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Buying Shares - Grandfathered Investors

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts.

Method	Things to know	Instructions

Sending us a check

Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Wiring money	All wires must be for at least $1,000

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order

By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

24 Your Investment

Selling Shares - Grandfathered Investors

Method	Things to know	Instructions

Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds

Boston Service Center

P.O. Box 8403

Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds

c/o State Street Bank and Trust Company

30 Dan Road

Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Calling in your order

All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order

Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

25 Your Investment

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at http://www.nb.com/holdings and are generally posted 15-30 days after month-end.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A and C shares of the Fund.

26 Your Investment

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NEUBERGER BERMAN INCOME FUNDS

Class A and C Shares

If you would like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports The shareholder reports offer information about the Fund, including:

  a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance

  Fund performance data and financial statements

  portfolio holdings.

Statement of Additional Information (SAI) The SAI contains more comprehensive information on the Fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies

  information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC

605 Third Avenue 2nd Floor

New York, NY 10158-0180

877-628-2583

Web site: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-9303. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

SEC file number: 811-03802

J0539 52691 12/09

Neuberger Berman Income Funds

Institutional Class Shares

Floating Rate Income Fund

Prospectus December 28, 2009

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
INSTITUTIONAL CLASS SHARES

Neuberger Berman Floating Rate Income Fund	2

YOUR INVESTMENT

Share Price	11
Privileges and Services	12
Distributions and Taxes	12
Maintaining Your Account	14
Buying Shares	19
Selling Shares	20
Market Timing Policy	21
Portfolio Holdings Policy	21
Fund Structure	21

THIS FUND:

•	is designed for investors seeking high current income consistent with preservation of capital

•	carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses the principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

•	is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.

“Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved. ©2009 Neuberger Berman Fixed Income LLC. All rights reserved.

Neuberger Berman Floating Rate Income Fund
Ticker Symbol: NFIIX

Goal & Strategy

The Fund seeks high current income.

To pursue this goal, the Fund invests mainly in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities (borrowers). These loans are often at the time of investment below investment grade securities (commonly known as “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality. Floating interest rates vary with and are periodically adjusted to reflect changes in a generally recognized base interest rate such as LIBOR (London Interbank Offered Rate) or the prime rate. The Fund generally seeks to focus on loans of companies that the Portfolio Managers believe have the ability to generate cash flow through a full business cycle, maintain adequate liquidity and have access to both debt and equity capital, but may invest in loans of distressed companies.

The Fund may also purchase fixed-rate loans, second lien loans, unsecured loans, collateralized loan obligations, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments and repurchase agreements. Further, the Fund may purchase or sell certain derivative instruments to hedge interest rate risk.

The Fund may change its goals without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate securities (including loans) without providing shareholders at least 60 days’ advance notice.

The Portfolio Managers will seek positive returns by analyzing companies (including their ability to pay principal and interest and their cash flow, balance sheet composition and market position relative to competitors in the same industry) and general and sector-specific economic and market conditions.

In addition, the Portfolio Managers seek to manage risk through in-depth credit research utilizing proprietary analytic processes, diversifying across industries, companies and investment size and adjusting sector weightings based on economic and market analysis.

Below Investment Grade Securities

Below investment grade securities typically offer investors higher yields than other debt securities. The higher yields are justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Below investment grade securities, include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bank loan interests, bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Loans

Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

2 Floating Rate Income Fund

Main Risks

CREDIT RISK. The Fund is subject to credit risk, which is the risk that a company may fail, or become less able, to make payments when due. A default, a ratings downgrade affecting any of the Fund’s investments, or any changes in the actual or perceived creditworthiness of the issuers of the Fund’s investments would affect the Fund’s performance. Among the factors that may affect the actual or perceived creditworthiness of an issuer are:

•	social, economic, or political factors

•	factors affecting the industry in which a particular issuer or borrower operates, such as competition or technological advances

•	factors affecting an issuer or borrower directly, such as management changes, labor relations, pressures on key suppliers or customers or material changes in overhead.

Loans in which the Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the ratings agencies issuing them and are not guarantees as to quality.

COLLATERAL RISK. The senior secured loans in which the Fund generally invests are secured by collateral and generally are subject to restrictive covenants in favor of the lenders or security holders, including the Fund, that invest in them. In most loan agreements there is no formal requirement to pledge additional collateral. Therefore, there is a risk that the value of the collateral may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.

In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date as borrowers may find it advantageous to do so due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse effect on the Fund’s share price. Floating rate securities, including loans, can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

INTEREST RATE RISK. Interest rate risk refers to the risk that debt security, including loan, prices generally fall as interest rates rise; conversely, debt security prices generally rise as interest rates fall. Floating rate securities can be less sensitive to interest rate changes, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general. In addition, the Fund may invest a portion of its assets in fixed rate securities that would be affected by a change in interest rates. Generally, a rise in market interest rates tends to have a greater impact on the prices of securities with longer durations.

BELOW INVESTMENT GRADE SECURITIES. Below investment grade securities involve greater risks than investment grade securities, including greater price volatility and a greater risk that the issuer of such securities will default on the timely payment of principal and interest or fail to comply with the other terms of the offering over a period of time. These securities are considered predominately speculative by the major rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to payments. Issuers of securities in

3 Floating Rate Income Fund

default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Lower-rated securities can be less liquid and therefore may carry higher transaction costs, which could affect the Fund’s performance.

To the extent the Fund invests in lower-rated securities, the Fund is subject to their risks, including the risk that its holdings may:

•	Fluctuate more widely in price and yield than investment grade securities

•	Be more likely to fall in price during times when the economy is weak or is expected to become weak

•	Be difficult to sell at the time and price the Fund desires

•	Require a greater degree of judgment to establish a price

•	Be more likely to go into default than investment grade securities.

The value of the Fund’s below investment grade securities may fluctuate in response to changes in market interest rates, although the link between interest rates and the value of securities tends to be weaker with lower-rated securities than with investment grade securities. Ratings are only the opinions of the rating agencies and do not provide any guarantee of quality or performance.

DISTRESSED SECURITIES RISK. The Fund may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Portfolio Managers’ evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

LOAN PARTICIPATION RISK. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

COLLATERALIZED LOAN OBLIGATIONS (“CLOs”). The Fund may invest in CLOs, which are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests. In addition, CLOs carry risks including, but not limited to, interest rate risk, credit risk and default risk.

FOREIGN SECURITIES. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information about the issuer, the markets or the local government or economy will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid.

Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

4 Floating Rate Income Fund

To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

DERIVATIVES. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. The Fund’s use of derivatives, such as futures, options, and swaps, may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Portfolio Managers. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of distributions taxable to shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

ILLIQUID SECURITIES. Some of the securities that the Fund may purchase will be considered illiquid. The Fund may not purchase any security if, as a result, more than 15% of it net assets would be illiquid. These securities may be more difficult to dispose of at the price at which the Fund is carrying them. Judgment plays a greater role in pricing these securities than it does for securities having more active markets.

Loans in which the Fund invests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan interests in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Market bids may be unavailable for loans from time to time; the Fund may find it difficult to establish a fair value for loans held by it.

RECENT MARKET CONDITIONS. Recent events have resulted in debt securities experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy.

Securities in which the Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments to meet redemptions or for other cash needs, the Fund may suffer a loss.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect Fund performance if interest rates, or the derivatives, do not perform as expected.

Borrowing and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.

5 Floating Rate Income Fund

Foreign securities could add to the ups and downs in the Fund’s share price, because foreign securities tend to be more volatile.

When the Fund anticipates adverse market, economic, political or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. This could help the Fund avoid losses but may mean lost opportunities.

6 Floating Rate Income Fund

Performance

When this prospectus was prepared, the Fund was new and had no performance record to report. Accordingly, performance charts are not included.

7 Floating Rate Income Fund

Investor Expenses

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

Shareholder Fees	None
Annual operating expenses
(% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees*	0.65
Distribution (12b-1) fees	None
Other expenses**	0.73
Total annual operating expenses	1.38
Minus: Expense Reimbursement	0.68
Net Expenses***	0.70

EXPENSE EXAMPLE

The examples assume that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years
Expenses	$72	$224

*	“Management fees” includes investment management and administration fees.

**	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

***

Neuberger Berman Management LLC (“NBM”) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 10/31/2013, so that the total annual operating expenses of that class are limited to 0.70% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.70% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Investment Manager

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman Fixed Income LLC (“NBFI”) as sub-adviser to choose the Fund’s investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of NBFI. Together, the Neuberger Berman affiliates manage $169 billion in total assets (as of 9/30/2009) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.50% of the Fund’s average daily net assets for investment management services. The Institutional Class of the Fund will pay the Manager fees at the annual rate of 0.15% of the class’ average daily net assets for administrative services provided to the Institutional Class of the Fund.

8 Floating Rate Income Fund

Portfolio Managers

The following portfolio managers provide day-to-day management of the Fund:

Timothy S. Van Kirk, CPA, is a Managing Director of the Manager, Neuberger Berman LLC and NBFI. Mr. Van Kirk's responsibilities include the portfolio management of collateralized loan obligations and managing separate accounts which invest in bank loans. He has co-managed the Fund since 2009. Prior to joining the firm, Mr. Van Kirk was responsible the portfolio management of collateralized loan obligations and managing separate accounts which invest in bank loans for another firm from 2002 to 2007.

Ann H. Benjamin and Thomas P. O’Reilly are Managing Directors of the Manager, Neuberger Berman LLC and NBFI. They have co-managed the Fund’s assets since 2009. Ms. Benjamin and Mr. O’Reilly also manage high yield portfolios for NBFI and its predecessor, an affiliate of Neuberger Berman. They have managed money for NBFI since 1997.

Joseph P. Lynch is a Senior Vice President of the Manager, Neuberger Berman LLC and NBFI. Mr. Lynch's responsibilities include portfolio management, trading and credit research for the leveraged asset management team. He has co-managed the Fund since 2009. Prior to joining the firm, Mr. Lynch was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

9 Floating Rate Income Fund

Financial Highlights

When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.

10 Floating Rate Income Fund

Your Investment

Institutional Class shares of the Fund are available through an investment provider or from Neuberger Berman Management LLC (see “Maintaining Your Account”).

Share Price

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling Institutional Class shares, the Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund generally is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. However, the Fund will not be open for business on Columbus Day and Veterans Day, even if the Exchange is open, when fixed income securities generally will not be traded on those days. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m. Eastern time in order to be processed that day. Because fixed income securities trade in markets outside the Exchange, the Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of an Institutional Class share of the Fund is the total value of the Fund’s assets attributable to its Institutional Class shares minus its liabilities attributable to that class, divided by the total number of the Fund’s Institutional Class shares outstanding. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Fund’s investments generally are valued by one or more independent pricing services approved by the Board of Trustees or on the basis of market quotations. However, in certain cases, events that occur after certain markets have closed may render these prices from a pricing service or quotations unreliable.

When a price from a pricing service or a quotation is not available or the Fund believes a price from a pricing service or a quotation for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the price or quotation a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the

11 Your Investment

Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

Privileges and Services

If you purchase Institutional Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $1 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount - say, $100 a month - you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Distributions and Taxes

Distributions — The Fund pays distributions to shareholders from any net investment income and net realized capital gains. Ordinarily, the Fund will declare income dividends daily and pay them monthly. The Fund makes any capital gain distributions once a year (usually in December). Initial dividends are expected to be declared approximately 30 to 45 days and paid approximately 60 to 75 days after the Fund commences operations, depending on market conditions.

Unless you designate otherwise, your income dividends and capital gain distributions, if any, from a Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions will be reinvested in additional Institutional Class shares of the Fund or paid in cash.

12 Your Investment

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax- free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. It is not expected that any of the Fund’s dividends will be attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund, or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds its investment company taxable income and net capital gain for that year — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — that excess generally will be treated as a non-taxable return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a sale of your shares (taxed as described below).

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the preceding year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue

13 Your Investment

Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-366-6264.

If you use an investment provider, you must supply your signed taxpayer identification number form to it, and it must supply its taxpayer identification number to us, in order to avoid backup withholding. If you use an investment provider, consult it about opening a custodial account.

Buying Shares Before a Distribution

The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Institutional Class shares of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no tax consequences to you from distributions.

Maintaining Your Account

When you buy shares — Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $1 million.

Institutional Class shares are available for purchase exclusively by (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider), (ii) banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with Neuberger Berman Management LLC or an affiliate, purchasing shares on behalf of clients participating in fixed or asset-based fee programs, (iii) institutional investors, if approved by Neuberger Berman Management LLC, or (iv) accounts or funds managed by Neuberger Berman Management LLC or an affiliate (including the funds in the Neuberger Berman family of funds).

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed “accepted” when the Fund’s transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, if you

14 Your Investment

have established a systematic investment program (SIP) with the Fund, your order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

When you sell shares — If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole. Investors are urged to call 800-366-6264 before effecting any large redemption.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move an investment from the Fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase shares of the other fund. There are three things to remember when making an exchange:

•	both accounts must have the same registration

•	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

•	because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

15 Your Investment

•	in unusual circumstances where the law allows additional time if needed

•	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

•	suspend the offering of shares

•	reject any exchange or purchase order

•	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

•	change, suspend, or revoke the exchange privilege

•	suspend the telephone order privilege

•	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

•

suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

•	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

•	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve or the bond market closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)

•	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

•	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares of the Fund directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Institutional Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. The minimum aggregate size for each investment provider’s account with the Fund is $1 million. The minimum does not apply to your individual account; however, your investment provider may establish a minimum size for individual accounts. Neuberger Berman Management LLC can waive the $1 million minimum for investment providers in appropriate cases.

16 Your Investment

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares (see “When You Exchange Shares”). In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

17 Your Investment

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

18 Your Investment

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

Buying Shares

Method	Things to know	Instructions

Sending us a check

Your first investment must be at
least $1 million

We cannot accept cash, money
orders, starter checks, cashier’s
checks, travelers checks, or other
cash equivalents

You will be responsible for any
losses or fees resulting from a bad
check; if necessary, we may sell
other shares belonging to you in
order to cover these losses

All checks must be made out
to “Neuberger Berman Funds”;
we cannot accept checks made
out to you or other parties and
signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Wiring money	Your first investment must be at least $1 million

Before wiring any money, call 800-366-6264 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least
$1,000

Both accounts involved must be
registered in the same name,
address and taxpayer ID number

An exchange order cannot be
cancelled or changed once it has
been placed

Please call 800-366-6264 to place your order

By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Please call 800-366-6264 to notify us of your purchase Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100 (in addition to an initial minimum investment of at least $1 million)	Please call 800-366-6264 for instructions

19 Your Investment

Selling Shares

Method	Things to know	Instructions

Sending us a letter

Unless you instruct us otherwise,
we will mail your proceeds by
check to the address of record,
payable to the registered owner(s);
checks will not be forwarded

If you have designated a bank
account on your application, you
can request that we wire the
proceeds to this account

You can also request that we send
the proceeds to your designated
bank account by electronic
transfer (ACH)

You may need a Medallion
signature guarantee

Please also supply us with your
e-mail address and daytime
telephone number when you write
to us in the event we need to
reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Sending us a fax	Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Please call 800-366-6264 to obtain the appropriate fax number

Calling in your order

Not available if you have declined
the phone option or are selling
shares in certain retirement
accounts (The only exception is
for those retirement shareholders
who are at least 59 ½ or older and
have their birth dates on file)

Not available if you have changed
the address on the account in the
past 15 days

Please call 800-366-6264 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Please call 800-366-6264 to place your order

Setting up systematic withdrawals	Withdrawals must be at least $100	Please call 800-366-6264 for instructions

20 Your Investment

Retirement Accounts and Plans

We offer investors a number of tax-advantaged accounts and plans for retirement saving:

Traditional individual retirement accounts (“IRAs”) allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell education savings accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-366- 6264 for information on any Neuberger Berman retirement account or plan.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at http://www.nb.com/holdings and are generally posted 15-30 days after month-end.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.

21 Your Investment

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NEUBERGER BERMAN INCOME FUNDS

Institutional Class Shares

  No load, sales charges or 12b-1 fees

If you would like further details on this Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:

  a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance

  Fund performance data and financial statements

  portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies

  information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section,100 F Street, N.E., Washington, D.C. 20549-9303. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

SEC file number 811-3802 J0538 12/09

NEUBERGER BERMAN INCOME FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares, Class C Shares and Institutional Class Shares

DATED December 28, 2009

Neuberger Berman Floating Rate Income Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

Neuberger Berman Floating Rate Income Fund (the “Fund”) is a mutual fund that offers shares pursuant to prospectuses dated December 28, 2009 (each a “Prospectus”).

The Prospectus for your share class provides more information about the Fund that you should know before investing. You should read that Prospectus carefully before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class. This SAI is not an offer to sell any shares of any class of the Fund. A written offer can be made only by a prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC.

©2009 Neuberger Berman Management LLC. All rights reserved.

©2009 Neuberger Berman Fixed Income LLC. All rights reserved.

TABLE OF CONTENTS

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	4
Additional Investment Information	5

CERTAIN RISK CONSIDERATIONS	51

PERFORMANCE INFORMATION	51

TRUSTEES AND OFFICERS	51
Information about the Board of Trustees	51
Information about the Officers of the Trust	59

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	67
Investment Manager and Administrator	67
Management and Administration Fees	69
Contractual Expense Limitations	69
Sub-Adviser	70
Investment Companies Managed	74
Codes of Ethics	74
Management and Control of NB Management and NB Fixed Income	75

DISTRIBUTION ARRANGEMENTS	75
Distributor	75
Distribution Plan (Class A Only)	76
Distribution Plan (Class C Only)	77
Distribution Plans	77
Revenue Sharing	78

ADDITIONAL PURCHASE INFORMATION	79
Share Prices and Net Asset Value	79
Automatic Investing and Dollar Cost Averaging	81
Financial Intermediaries	81
Sales Charges	81

ADDITIONAL EXCHANGE INFORMATION	88

ADDITIONAL REDEMPTION INFORMATION	89
Suspension of Redemptions	89
Redemptions in Kind	90

i

CONVERSION INFORMATION	90

DIVIDENDS AND OTHER DISTRIBUTIONS	90

ADDITIONAL TAX INFORMATION	91
Taxation of the Fund	91
Taxation of the Fund’s Shareholders	96

PORTFOLIO TRANSACTIONS	97
Portfolio Turnover	101
Proxy Voting	101

PORTFOLIO HOLDINGS DISCLOSURE	102
Portfolio Holdings Disclosure Policy	102
Portfolio Holdings Disclosure Procedures	102
Portfolio Holdings Approved Recipients	103

REPORTS TO SHAREHOLDERS	105

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	106

LEGAL COUNSEL	106

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	106

REGISTRATION STATEMENT	106

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

ii

  INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Income Funds (formerly known as Lehman Brothers Income Funds) (“Trust”), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)         67% of the units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or

(2)         a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

NB Management has delegated day-to-day management of the Fund to Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NB Fixed Income”). Throughout this SAI, the term “Manager” refers to NB Management or NB Fixed Income as appropriate.

Investment Policies and Limitations

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The Fund’s policy on “Investments in Any One Issuer” does not limit the Fund’s ability to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.

For purposes of the investment limitation on concentration in a particular industry, the Fund determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Fund’s quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.

Also, for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit (“CDs”) are interpreted to include similar types of time deposits.

With respect to the limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings. For purposes of its limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The fundamental investment policies and limitations of the Fund are as follows:

1.        Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2.        Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

3.        Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”) or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund ’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4.        Industry Concentration. The Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to U.S. Government and Agency Securities.

5.        Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

6.        Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

7.        Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

8.        Underwriting. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

The non-fundamental investment policies and limitations of the Fund are as follows:

1.        Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

2.        Borrowing. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Fund does not currently intend to borrow for leveraging or investment.

3.        Lending. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

4.        Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5.        Floating Rate Investments. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate securities (including loans). Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ advance notice to shareholders.

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and/or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other investments and debt securities in which the Fund normally invests.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so. If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund’s price per share was less than $1.00, the Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7.

Additional Investment Information

The Fund, as indicated below, may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are also discussed in the Prospectuses. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Direct Debt Instruments. Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates. These interest rates will vary depending on the terms of the underlying loan and market conditions.

Bank Loans, Loan Assignments, and Loan Participations. Floating rate securities, including bank loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Bank loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured bank loans. Bank loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Creditworthiness. The Fund’s ability to receive payments in connection with bank loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a bank loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Ratings. Bank loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents. Bank loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical bank loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of bank loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a bank loan or suffer a loss of principal and/or interest.

Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a bank loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

Some bank loans are unsecured. If the borrower defaults on an unsecured bank loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Bank loans are generally subject to legal or contractual restrictions on resale. Bank loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for bank loan interests.

Prepayment Risk and Maturity. Because many bank loans are repaid early, the actual maturity of bank loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay bank loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate bank loans, can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the bank loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding bank loan.

Fees and Expenses. Purchasers and sellers of bank loans may pay certain fees, such as an assignment fee. In addition, the Fund incurs expenses associated with researching and analyzing potential bank loan investments, including legal fees.

Available Information. Bank loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific bank loan historically has been less extensive than if the bank loan were registered or exchange traded.

Leveraged Buy-Out Transactions. Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans. The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the collateral is sufficient to satisfy the borrower's obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund. Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Participation Interests – Intermediary Risk. In a participation interest, the purchaser does not have any direct contractual relationship with the borrower. If the Fund acquires a participation interest in a bank loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand.

The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of bank loans on the basis of the stated life and payment schedule.

Description of Municipal Obligations.

Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-

exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of a municipality, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

The Fund may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, would be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insured obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future.

The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Fund earned on a municipal security was taxable and the issuer thereof failed to overcome that determination, that interest would be deemed taxable, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:

General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels,

(4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

Municipal Notes. Municipal notes include the following:

1.         Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2.         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

3.         Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

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4.         Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5.         Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

6.         Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

7.         Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Residual Interest Bonds. The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.

Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Policies and Limitations. The Fund may invest up to 20% of its net assets in municipal obligations but has no current intention of doing so.

Except as otherwise provided in the Prospectuses and this SAI, the Fund’s investment portfolio may consist of any combination of the types of municipal obligations described in its Prospectuses or in this SAI. The proportions in which the Fund invests in various types of municipal obligations will vary from time to time.

U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corp. and formerly known as the Student Loan Marketing Association), Federal Home Loan Banks (“FHLB”), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See “Mortgage-Backed Securities,” below.) The market prices of

U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Policies and Limitations. Under normal circumstances, the Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities.

Inflation-Indexed Securities. The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Illiquid Securities. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.

Policies and Limitations. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.

Policies and Limitations. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities; the Fund may not enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The

Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

Policies and Limitations. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by the Manager. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

Banking and Savings Institution Securities. These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund’s quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Policies and Limitations. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.

Purchases with a Standby Commitment to Repurchase. When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.

The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

Although the Fund does not currently intend to invest in standby commitments, it reserves the right to do so. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.

Policies and Limitations. The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Fund will do so only to facilitate portfolio liquidity.

Participation Interests of Municipal Obligations. The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Fund currently does not intend to acquire participation interests, it reserves the right to do so in the future.

Money Market Fund Securities. The Fund may invest in the shares of money market funds that are consistent with its investment objective and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other money market funds will cause the Fund to bear proportionately the costs incurred by the other money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Policies and Limitations. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See “Cash Management and Temporary Defensive Positions.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.

Other Investment Company Securities. The Fund may invest in the shares of other investment companies that are consistent with its investment policies (including shares of exchange-traded funds (“ETFs”)). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations. Except for investments in money market funds and unregistered funds operating in compliance with Rule 2a-7 for cash management purposes (see “Money Market Fund Securities” for more information), the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae, Fannie Mae or Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

As government-sponsored corporations, Fannie Mae and Freddie Mac are owned entirely by private stockholders that, among other activities, issue mortgage-backed securities and guarantee timely payments of principal and interest on those securities. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac but their mortgage-backed securities, including payments of principal and interest on those securities, are not backed by the full faith and credit of the U.S. Government. These securities do not constitute a debt or obligation of the U.S. Government or any of its agencies or instrumentalities other than Fannie Mae or Freddie Mac.

In 2008 due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator, announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

In 2009 both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury stock purchases. The continuing commitment of the U.S. Treasury is critical to their solvency. The U.S. Treasury also established a new secured lending credit facility providing additional credit to Fannie Mae and Freddie Mac only until December 2009; as of the date of the SAI, neither Fannie Mae nor Freddie Mac have obtained credit through that facility. The U.S. Treasury also initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac; the rate of those purchases is expected to slow and terminate in early 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters. Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on their securities.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations. The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac.

Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Real Estate-Related Instruments. Real estate-related instruments include shares of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and failing to maintain exemption from the 1940 Act.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

Policies and Limitations. The Fund may invest up to 20% of its net assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities, however, the Fund currently intends to invest no more than 5% of its net assets in such securities.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

U.S. Dollar-Denominated Foreign Debt Securities. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

Policies and Limitations. These investments are subject to the Fund’s quality, maturity, and duration standards.

Foreign Currency-Denominated Securities. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers’ acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

Policies and Limitations. The Fund may invest up to 25% of its total assets in foreign securities denominated in or indexed to foreign currencies; however, the Fund does not currently intend to invest more than 5% of its total assets in such securities. The Fund, however, is not limited in the amount it may invest in U.S. dollar-denominated foreign debt securities. The Fund also is not restricted in the amount it may invest in securities denominated in any one foreign currency.

There are other investments that may subject the Fund to foreign currency risk that are not subject to its limits on investments in foreign securities denominated in or indexed to foreign currencies (e.g., American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) on foreign securities which are denominated in or indexed to foreign currencies or investments in U.S. companies that have substantial exposure to foreign countries).

Depositary Receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. GDRs and IDRs are typically issued by foreign banks or trust companies and involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of its net assets.

Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

When-Issued and Delayed Delivery Transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

Policies and Limitations. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When the Fund purchases securities on a when-issued or delayed delivery basis, the Fund, until payment is made, will deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value

(determined daily) at least equal to the amount of the Fund’s purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

Leverage. The Fund may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

Policies and Limitations. The Fund may borrow money from banks for temporary or emergency purposes and enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

However, as a non-fundamental policy, the Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Fund does not currently intend to borrow for leveraging or investment.

Options and Forward Contracts. As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

Futures Contracts and Options Thereon. The Fund may purchase and sell interest rate and bond index futures contracts and options thereon and may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, “Futures” or “Futures Contracts”) and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.

The Fund may invest in (1) interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

The Fund may also invest in Futures and options thereon for investment purposes. For example, the Fund may purchase a currency futures contract or a call option thereon when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

A “sale” of a Futures Contract (or a “short” Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a Futures Contract (or a “long” Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

U.S. Futures (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures Contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

“Margin” with respect to Futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund’s Futures positions. The margin deposit made by the Fund when it enters into a Futures Contract (“initial margin”) is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, the Fund marks to market the value of its open Futures positions. The Fund also must make margin deposits with respect to options on Futures that it has written

(but not with respect to options on Futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on Futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of Futures Contracts will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

When the Fund invests in Futures for hedging purposes, at best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s Futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations. The Fund may purchase and sell Futures and options thereon for hedging and non-hedging purposes.

Call Options on Securities. The Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV) or to earn premium income. Fund securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. When writing call options, the Fund writes only “covered” call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Fund may purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

Policies and Limitations. The Fund may write covered call options and may purchase call options on debt securities and foreign currencies in its portfolio for hedging purposes and non-hedging purposes.

The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Fund securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund may write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) and for non-hedging purposes.

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options on Securities Indices and Other Financial Indices. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Forward Foreign Currency Contracts. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price (“Forward Contracts”). The Fund may enter into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. The Fund may also purchase and sell Forward Contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a Forward Contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations. The Fund may invest in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them. The Fund may also invest in foreign currency derivative instruments, including Forward Contracts, for non-hedging purposes.

Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

The Fund may also use put and call options on foreign currencies for non-hedging purposes.

Combined Transactions. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument (as defined below) as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

Regulatory Limitations on Using Futures, Options on Futures, Options on Securities, Securities Indices and Foreign Currencies, and Forward Contracts (collectively, “Financial Instruments”). To the extent the Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities. Such segregated assets cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments for hedging are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. In using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund’s underlying securities or currency. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund may also use these instruments for non-hedging purposes which adds additional risk of loss because the Fund may not have an offsetting position in the underlying instrument.

The Fund’s use of Financial Instruments may be limited by certain provisions of the Code with which it must comply if it is to qualify as a regulated investment company under the Code (“RIC”). See “Additional Tax Information -- Taxation of the Fund.”

The Fund is not obligated to use any Financial Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

Policies and Limitations. When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Indexed Securities. The Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators (“indexed securities”). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

The Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor’s Depository Receipts (“SPDRs”), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (“DJIA”) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market (“Nasdaq”).

Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors,” and “collars.” The Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may purchase and write (sell) options thereon for hedging and non-hedging purposes.

Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including, but not limited to, interest rate swaps, mortgage swaps, total return swaps (where the parties exchange interest for the total return of a security or index), asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies) and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the

Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may be illiquid. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities. The Fund may invest in zero coupon securities, step coupon securities, and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities (“original issue discount” or “OID”) must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

Because the Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each taxable year to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See “Additional Tax Information –Taxation of the Fund.”

The market prices of zero coupon, step coupon, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, if the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

Policies and Limitations. The Fund has no limitations on the amount of its assets that it can invest in lower-rated debt securities.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations. The Fund normally will not invest more than 5% of its total assets in convertible securities and preferred securities.

Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Policies and Limitations. The Fund normally will not invest more than 5% of its total assets in convertible securities and preferred securities.

Warrants. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Policies and Limitations. The Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities; however, the Fund does not currently intend to invest more than 5% of its total assets in such securities.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Risks of Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, if the Fund holds a callable security, it may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities. The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other NRSRO (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Duration and Maturity. Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager utilizes duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund may invest in securities of any maturity and does not have a target average duration.

Risks of Equity Securities. Equity securities in which the Fund may invest include common stocks, convertible securities, preferred stock and warrants. Preferred stock represents shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Policies and Limitations. The Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities; however, the Fund does not currently intend to invest more than 5% of its total assets in such securities.

Stripped Securities. Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Mortgage-backed securities have been especially affected by these recent market events. Throughout 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused unexpected losses for loan originators and certain lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. These risks may be heightened in the case of sub-prime mortgage-backed securities.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given regulators new leverage. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. In particular, there is pressure for legislation to modify the terms of home mortgages and regulate the issuance of mortgage-backed securities in ways that could limit the ability of investors in those securities, such as the Fund, to realize their full value.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary.

The share prices of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and NB Fixed Income.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	46

Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	46	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	46

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	46

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 1993	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	46

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	46	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	46

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	46

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 2000	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	46	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	46	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	46

Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Executive Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NB Fixed Income since 2007; Board member of NB Fixed Income since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“Lehman Brothers”) Investment Management division, 2006 to 2009; formerly, member of Lehman Brothers’ Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’ s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	46	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			46

Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

 Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; formerly, Vice President, Neuberger Berman, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2003, two since 2004 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2005; formerly, Senior Vice President, Neuberger Berman, 2003 to 2005; formerly, Vice President, Neuberger Berman, 1999 to 2003; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; and (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board. Its members are Martha C. Goss, George W. Morriss (Vice Chair), Cornelius T. Ryan (Chair), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2009, the Committee met five times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, and Candace L. Straight (Vice Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2009, the Committee met three times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter, Howard A. Mileaf (Vice Chair) and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2009, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and NB Fixed Income.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert Conti (Vice Chair), Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended October 31, 2009, the Committee met five times.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2009, the Committee met twice.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2009, the Committee met three times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish (Vice Chair), George W. Morriss, Jack L. Rivkin, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2009, the Committee met four times.

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/09

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex
Independent Fund Trustees
John Cannon Trustee	$25,313	$160,000
Faith Colish Trustee	$25,313	$160,000
Martha C. Goss Trustee	$23,743	$150,000
C. Anne Harvey Trustee	$25,313	$160,000
Robert A. Kavesh Trustee	$23,743	$150,000
Michael M. Knetter Trustee	$23,743	$150,000
Fund Trustees who are “Interested Persons”

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex
Howard A. Mileaf Trustee	$23,743	$150,000
George W. Morriss Trustee	$25,313	$160,000
Edward I. O’Brien Trustee	$23,743	$150,000
Cornelius T. Ryan Trustee	$25,313	$160,000
Tom D. Seip Chairman of the Board and Trustee	$29,238	$185,000
Candace L. Straight Trustee	$25,313	$160,000
Peter P. Trapp Trustee	$26,883	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato* Trustee	$0	$0
Robert Conti* President, Chief Executive Officer and Trustee	$0	$0
Jack L. Rivkin Trustee	$23,743	$150,000

* Mr. Conti became a Fund Trustee in December 2008 and Mr. Amato became a Fund Trustee in March 2009.

As the Fund was not operational prior to the date of this SAI, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of the Fund.

The following table shows the aggregate dollar range that each Fund Trustee held in all the Neuberger Berman Funds as of December 31, 2008.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	C

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
C. Anne Harvey	D
Robert A. Kavesh	E
Michael M. Knetter	D
Howard A. Mileaf	E
George W. Morriss	D
Edward I. O’Brien	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
Jack L. Rivkin	C

* Valuation as of December 31, 2008.

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated May 4, 2009.

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management has sub-contracted certain of its responsibilities under the Management Agreement to NB Fixed Income, which is responsible for the day-to-day investment management of the Fund; NB Management is responsible for overseeing the investment activities of NB Fixed Income with respect to its management of the Fund.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, and one for the Institutional Class dated May 4, 2009 (each an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under the Administration Agreements, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

The Management Agreement continues until October 31, 2011. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreements continue until October 31, 2011. The Administration Agreements are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreements are terminable, without penalty, with respect to the Fund on 60 days’ written notice either by NB Management or by the Trust. Each agreement terminates automatically if it is assigned.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 0.50% of average daily net assets.

Institutional Class. For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

Class A and Class C. For administrative services, Class A and Class C of the Fund each pay NB Management a fee at the annual rate of 0.27% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of the Fund; see “Distribution Arrangements” below.)

As the Fund was not operational prior to the date of this SAI, there is no data to report.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

The appropriateness of these undertakings is determined on a Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation

Neuberger Berman Floating Rate Income Fund	Class A	10/31/2013	1.07%
	Class C	10/31/2013	1.82%
	Institutional	10/31/2013	0.70%

As the Fund was not operational prior to the date of this SAI, there is no data to report.

Sub-Adviser

NB Management retains NB Fixed Income, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated May 4, 2009.

Pursuant to this sub-advisory agreement, NB Management has delegated responsibility for the Fund’s day-to-day management to NB Fixed Income. This sub-advisory agreement provides in substance that NB Fixed Income will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. This sub-advisory agreement permits NB Fixed Income to effect securities transactions on behalf of the Fund through associated persons of NB Fixed Income. This sub-advisory agreement also specifically permits NB Fixed Income to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Fixed Income has no current plans to pay a material amount of such compensation.

The sub-advisory agreement continues until October 31, 2011 for the Fund and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The sub-advisory agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management or by NB Fixed Income on not less than 30 nor more than 60 days’ prior written notice. The sub-advisory agreement also terminates automatically if it is assigned or if the Management Agreement terminates.

Portfolio Manager Information

     Ann Benjamin, Joseph Lynch, Thomas O’Reilly and Timothy Van Kirk are the Portfolio Managers of the Fund and have day-to-day management responsibility for the Fund.

Accounts Managed

The table below describes the accounts for which the Portfolio Manager has day-to-day management responsibility as of October 31, 2009.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann Benjamin
Registered Investment Companies*	4	$1,148	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	28	$538	-	-
Joseph Lynch
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles	11	3,738	-	-
Other Accounts**	1	$509	-	-
Thomas O’Reilly
Registered Investment Companies*	4	$1,148	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	28	$538	-	-
Timothy Van Kirk
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles	11	3,738	-	-
Other Accounts**	1	$509	-	-

*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, the Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if the Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and the Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

NB Management, NB Fixed Income and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

NB Management. A portion of the compensation paid to the Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Manager is paid a base salary that is not dependent on performance. The Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Manager’s compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger

Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

The Portfolio Manager may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, the Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue the Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

In addition, Portfolio Managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

NB Fixed Income. The Portfolio Manager is paid a base salary and is eligible to receive a discretionary bonus. Bonus compensation is awarded from a bonus pool. The allocation of bonus compensation to the Portfolio Manager is based on investment performance metrics and an assessment of competitive industry compensation data and overall contributions to the Neuberger businesses, including NB Fixed Income. Investment performance metrics include, without limitation, assets under management and revenue growth, pre-tax investment performance measured over the previous fiscal year relative to peers and market benchmarks for each account managed, mutual fund ratings and business performance (e.g., client retention, business growth, profitability and scale).

No substantial portion of the Portfolio Manager’s compensation is dependent on the performance of any one account.

Ownership of Securities

As of the date of this SAI, the Fund was new and had not yet issued any shares.

Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and NB Fixed Income (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NB Fixed Income have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management or NB Fixed Income are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management or NB Fixed Income outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NB Management or NB Fixed Income (including the Fund, the Other NB Funds, and other managed accounts) and personnel of NB Management or NB Fixed Income and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management or NB Fixed Income that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management and NB Fixed Income have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Manager and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and NB Fixed Income

NB Management and NB Fixed Income are wholly owned by Neuberger Berman Group LLC. The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Conti and Mr. Amato are Trustees and officers of the Trust. The directors, officers and/or employees of NB Fixed Income who are deemed “control persons,” all of whom have offices at the same address as NB Fixed Income, are: Andrew Johnson and Bradley C. Tank.

Prior to May 4, 2009, the predecessors of NB Management and NB Fixed Income were wholly owned subsidiaries of Lehman Brothers, a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger, the “Acquired Businesses”) (the “Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger’s management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

DISTRIBUTION ARRANGEMENTS

The Fund offers shares of Institutional Class, Class A and Class C.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis. Class A and Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the

Fund’s Institutional Class shares, a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of shares of the Fund’s Class A, Class C, and Institutional Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund’s shares. For Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For each Class of the Fund that is sold directly to shareholders, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management, Neuberger Berman or NB Fixed Income.

From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and Distribution and Services Agreements, with respect to Class A and Class C, each dated May 4, 2009 (the “Distribution Agreements”). The Distribution Agreements continue until October 31, 2011. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund. The Plan provides that Class A of the Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

As the Fund was not operational prior to the date of this SAI, there is no data to report.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

As the Fund was not operational prior to the date of this SAI, there is no data to report.

Distribution Plans

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Fund and their shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

The Plans are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, the Fund may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at a price that is the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.

The value of investments in debt securities by the Fund is determined by NB Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. The Fund calculates it NAV as of the close of regular trading on the New York Stock

Exchange (“NYSE”), usually 4 p.m. Eastern time, on each day the NYSE is open (a “NYSE Business Day”).

The value of investments in equity securities and written options by the Fund are determined by NB Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the Nasdaq are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

The Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Board of Trustees has authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Automatic Investing and Dollar Cost Averaging

For each Class of the Fund that is sold directly to investors, shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Financial Intermediaries

The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectuses.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases. Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger

Berman and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger Berman and its affiliated companies;

7.	NB Management or Neuberger Berman and its affiliated companies;

8.

an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

14.

Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the funds in the fund family; and

15.	Employee benefit and retirement plans for NB Management and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Class A and Class C Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectus with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

•

redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

•	tax-free returns of excess contributions to IRAs;

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

•	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•

Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a

CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

•	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

•	in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

•	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectus.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in a fund’s prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. Most Institutions allow you to take advantage of the exchange program.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the Neuberger Berman Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

There can be no assurance that Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund or Neuberger Berman Tax-Free Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Each of the Neuberger Berman Funds, except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•	If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

•

In certain extraordinary circumstances, such as the suspension of the redemption of the fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem the Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist.

If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first NYSE Business Day after termination of the suspension.

As noted in the Prospectus, the Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Fund will generally price their shares as of the earlier closing time.

Redemptions in Kind

The Fund reserves the right, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Advisor Class, Investor Class, Trust Class and Class A shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund. Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income by Class (after deducting expenses attributable to the Class), any net capital gains (both long-term and short-term) and any net gains from foreign currency transactions it earns or realizes. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income of the Fund and net gains and losses of the Fund are reflected in its NAV until distributed.

The Fund ordinarily declares income dividends daily. Dividends declared for each month are ordinarily paid on the last NYSE Business Day of the month.

Shares of the Fund begin earning income dividends on the NYSE Business Day after the proceeds of the purchase order for the shares have been converted to “federal funds” and continue to earn dividends through the NYSE Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

A shareholder’s cash election with respect to the Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Fund

To continue to qualify for treatment as a RIC, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following:

(1) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and

(2) At the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs.

          By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income for that year, without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

          The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions each year to avoid liability for the Excise Tax.

          The Fund may acquire zero coupon or other securities issued with OID and may also acquire pay-in-kind securities, which pay “interest” through the issuance of additional securities. As a holder of those securities, the Fund must take into income (or take into account, in the case of municipal OID securities) the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued taxable and tax-exempt OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

          Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

          The Fund’s use of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

The Fund’s exchange-traded Futures Contracts (other than “securities futures contracts,” as defined in Section 1234B(c) of the Code), “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively “Section 1256 contracts”) are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including Forward Contracts, (2) except in certain circumstances, from Financial Instruments on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.

When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than such amount. When a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

If the Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) (“RE Partnership”) will be treated as qualifying income under the Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Service has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees’ thereof but nevertheless indicate the Service’s view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership’s assets for purposes of the Diversification Requirement.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The Fund may invest in bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the bond’s principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“market discount bonds”). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond, other than a bond with a fixed maturity date within one year from its issuance, generally is treated as ordinary income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” described above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. The Fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if properly designated by the Fund, will be exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. The exemption from withholding tax will apply only to interest-related dividends and short-term capital gain dividends the Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2010 (unless extended by recently proposed legislation).

As described in “Maintaining Your Account” in each Prospectus, the Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund’s also having to re-categorize some of the distributions it has made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in mid-February of each year, the Fund may request from the Service an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

As the Fund was not operational prior to the date of this SAI, there is no data to report.

To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

The Fund may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

A committee comprised of officers of NB Management and employees of Neuberger Berman and/or NB Fixed Income who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s and NB Fixed Income’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by Neuberger Berman and/or NB Fixed Income in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman and/or NB Fixed Income from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

Portfolio Turnover

The Fund calculates its portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB

Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Trustees reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Fund, NB Management, and NB Fixed Income (“Code of Ethics”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders. The Code of Ethics also prohibits any person associated with the Fund, NB Management and NB Fixed Income in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. The Fund may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund. The Fund may also disclose portfolio holdings information prior to their being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management, NB Fixed Income and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.

The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day, and Lipper, a Reuters company, on the second business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman, NB Fixed Income or any other person in connection with the disclosure of this information. The Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eleven separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

From June 1, 2007 until June 1, 2009, the name of the Trust was Lehman Brothers Income Funds.

Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other. Because Trust Class, Institutional Class, Class A and Class C shares may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Institutional Class correspondence for the Fund should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not yet commenced operations as of the date of this SAI and therefore has no beneficial and record owners of more than five percent of any Class of the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

Appendix A

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate And Municipal Long-Term Bond Ratings:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Corporate Bond Ratings:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Long-Term Municipal Bond Ratings:

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Fitch, Inc. Corporate and Long-Term Municipal Bond Ratings:

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB - Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

(1) Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

(2) The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

(3) The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Municipal Bond Ratings

S&P Short-Term Municipal Bond Ratings:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Municipal Bond Ratings:

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch, Inc. Short-Term Municipal Bond Ratings:      Fitch, Inc. uses the short-term ratings described under “Commercial Paper Ratings” for short-term municipal bonds.

Commercial Paper Ratings

S&P Commercial Paper Ratings:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch, Inc. Commercial Paper Ratings:

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

NEUBERGER BERMAN INCOME FUNDS
POST-EFFECTIVE AMENDMENT NO. 76 ON FORM N-1A

PART C

OTHER INFORMATION

Item 23.	Exhibits

Exhibit Number	Description

(a)	(1)	Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 29, 2009).

	(2)

Trust Instrument, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed July 29, 2009).

	(3)	Amended Schedule A to Trust Instrument, Amended and Restated. (Filed herewith).

(b)	By-Laws, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed July 29, 2009).

(c)	(1)

By-Laws, Amended and Restated, Articles V, VI, and VIII. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed July 29, 2009).

	(2)

Trust Instrument, Amended and Restated, Article V. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on From N-1A, File Nos. 2-85229 and 811-3802 (Filed July 29, 2009).

(d)	(1)	(i)

Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”) with respect to Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant ’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)

Amended Management Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

		(iii)

Sub-Advisory Agreement Between NB Management and Neuberger Berman Fixed Income LLC with respect to Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(iv)

Amended Sub-Advisory Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

Exhibit Number	Description
	(2)	(i)

Management Agreement Between Registrant and NB Management with respect to Neuberger Berman Core Bond Fund, Neuberger Berman New York Municipal Money Fund and Neuberger Berman Tax-Free Money Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)

Amended Management Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

		(iii)

Sub-Advisory Agreement Between NB Management and Neuberger Berman Fixed Income LLC with respect to Neuberger Berman Core Bond Fund, Neuberger Berman New York Municipal Money Fund and Neuberger Berman Tax-Free Money Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

		(iv)

Amended Sub-Advisory Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(e)	(1)

(i) Distribution Agreement Between Registrant and NB Management with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Distribution Agreement Schedule with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

	(2)

Distribution Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

	(3)

(i) Distribution Agreement Between Registrant and NB Management with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Distribution Agreement Schedule with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

	(4)

Distribution and Services Agreement Between Registrant and NB Management with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

	(5)

Distribution Agreement Between Registrant and NB Management with Respect to Reserve Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

	(6)

Distribution and Services Agreement Between Registrant and NB Management with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

Exhibit Number	Description
	(7)	(i)

Distribution and Services Agreement Between Registrant and NB Management with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)

Amended Distribution and Services Agreement Schedule with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

	(8)	(i)

Distribution and Services Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)

Amended Distribution and Services Agreement Schedule with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(9)

Distribution and Services Agreement Between Registrant and NB Management with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(f)	Bonus, Profit Sharing Contracts. None.

(g)	(1)	(i)

Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 23, 1996).

(ii)

Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed January 31, 1997).

(h)	(1)

Transfer Agency and Service Agreement Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

	(2)	(i)

Administration Agreement Between Registrant and NB Management with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)

Amended Administration Agreement Schedules A and B with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(3)

Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(4)

Administration Agreement Between Registrant and NB Management with Respect to Reserve Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

Exhibit Number	Description
(5)

Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(6)

(i) Administration Agreement Between Registrant and NB Management with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Administration Agreement Schedules A and B with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(7)

(i) Administration Agreement Between Registrant and NB Management with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Administration Agreement Schedules A and B with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(8)

(i) Administration Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Administration Agreement Schedules A and B with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(9)

Administration Agreement Between Registrant and NB Management with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(10)

Expense Limitation Agreement Between Registrant and NB Management with Respect to the Funds and Classes listed on the attached Schedule A. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2009).

(11)

Expense Limitation Agreement Between Registrant and NB Management with Respect to Class A, Class C and Class R3 of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(12)

Expense Limitation Agreement Between Registrant and NB Management with Respect to Neuberger Berman Tax-Free Money Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

	(13)	Expense Limitation Agreement Between Registrant and NB Management with Respect to Neuberger Berman Floating Rate Income Fund. (Filed herewith).

Exhibit Number	Description

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (Filed herewith).

(j)	Consent of Independent Registered Public Accounting Firm. (Filed herewith).

(k)	Financial Statements Omitted from Prospectus. None.

(l)	Letter of Investment Intent. None.

(m)	(1) (i)

Plan Pursuant to Rule 12b-1 with Respect to Neuberger Berman Investor Class (now, Investor Class) Shares. Incorporated by Reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June 1, 2005).

(ii)

Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2009).

(2) (i)

Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

(ii)

Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2009).

(3) (i)

Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

(ii)

Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(4) (i)

Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

(ii)

Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed October 14, 2009).

(5)

Plan Pursuant to Rule 12b-1 with respect to Class R3 Shares of Registrant. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(n)	Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(o)	Power of Attorney for Registrant. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(p)	(1)

Code of Ethics for Registrant, Investment Adviser and Underwriter. Incorporated by Reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 25, 2005).

(2)

Code of Ethics for Neuberger Berman Fixed Income LLC. Incorporated by Reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed March 18, 2005).

Item 24.	Persons Controlled By or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25.	Indemnification.

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreements between Neuberger Berman Management LLC (“NB Management”) and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for any series of the Registrant at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relate; provided, that nothing in the Agreements shall be construed (i) to protect NB Management against any liability to the Registrant or any series thereof or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, NBFI will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

Section 6 of the Sub-Advisory Agreement between NB Management and NBFI and the Registrant provides that neither NBFI nor any director, officer or employee of NBFI performing services for any series of the Registrant at the direction or request of NBFI in connection with NBFI’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NBFI against any liability to the Registrant or any series thereof or its interest holders to which NBFI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NBFI’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NBFI who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 11 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant’s series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management’s entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from: (i) NB Management’s failure to comply with the terms of the Agreement; or (ii) NB Management’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 or Section 14 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant’s performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser and Sub-Adviser.

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS

Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management

Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; President, Chief Executive Officer, Chief Operating Officer and Chief Investment Officer, Neuberger Berman LLC, since 2009; Director and Managing Director of Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) since 2007; Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., since 2006; Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., since 2006; Board member of NBFI since 2006; formerly, Managing Director, Lehman Brothers Inc., 2006 to 2008.

Thanos Bardas Vice President, NB Management	Portfolio Manager.

John J. Barker Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Ann H. Benjamin Vice President, NB Management	Portfolio Manager.

Michael L. Bowyer Vice President, NB Management	Associate Portfolio Manager.

Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management

Senior Vice President, Neuberger Berman LLC since 2007; formerly, Vice President, Neuberger Berman LLC, 2002 to 2006 and Employee since 1999; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Income Opportunity Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund.

NAME	BUSINESS AND OTHER CONNECTIONS

David M. Brown Vice President, NB Management	Portfolio Manager.

David H. Burshtan Vice President, NB Management	Portfolio Manager.

Robert Conti President and Chief Executive Officer, NB Management

Managing Director, Neuberger Berman LLC since 2007; formerly, Senior Vice President of Neuberger Berman LLC, 2003 to 2006; formerly, Vice President, Neuberger Berman LLC, from 1999 to 2003; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Trustee, Neuberger Berman High Yield Strategies Fund.

Robert B. Corman Managing Director, NB Management	Managing Director, Neuberger Berman LLC

Robert W. D’Alelio Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

John C. Donohue Vice President, NB Management	Portfolio Manager.

John Dorogoff Chief Financial Officer, NB Management	Chief Financial Officer and Managing Director, Neuberger Berman, LLC.

Ingrid Dyott Vice President, NB Management	Vice President, Neuberger Berman LLC; Associate Portfolio Manager; Portfolio Manager.

Janet Fiorenza Vice President, NB Management	Managing Director, Neuberger Berman LLC.

Lawrence K. Fisher Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Daniel J. Fletcher Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Michael Foster Vice President, NB Management	Vice President, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

William J. Furrer Vice President, NB Management	Portfolio Manager.

Maxine L. Gerson Secretary, General Counsel and Managing Director, NB Management

Senior Vice President, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Equity Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Executive Vice President and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Opportunity Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund.

Anthony Gleason Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard Grau Vice President, NB Management	Vice President, Neuberger Berman LLC; Portfolio Manager.

Edward S. Grieb Treasurer, NB Management	Senior Vice President and Treasurer, Neuberger Berman LLC; Treasurer, Neuberger Berman Holdings LLC.

Todd E. Heltman Vice President, NB Management	None; Formerly, Portfolio Manager.

Eric D. Hiatt Vice President, NB Management	Portfolio Manager.

James L. Iselin Vice President, NB Management	Portfolio Manager.

Brian Jones Vice President, NB Management	Vice President, Neuberger Berman LLC; Portfolio Manager.

Kristina Kalebich Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Gerald Kaminsky Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Michael Kaminsky Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Brian Kerrane Chief Administrative Officer and Senior Vice President, NB Management

Senior Vice President, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund.

Richard W. Knee Vice President, NB Management	None; Formerly, Portfolio Manager.

Sajjad S. Ladiwala Vice President, NB Management	Associate Portfolio Manager.

David M. Levine Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Richard S. Levine Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Kristian J. Lind Vice President, NB Management	Portfolio Manager.

Arthur Moretti Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

S. Basu Mullick Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Thomas P. O’Reilly Vice President, NB Management	Portfolio Manager.

Loraine Olavarria Assistant Secretary, NB Management	None.

Kevin Pemberton Vice President, NB Management	None.

Alexandra Pomeroy Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Andrew Provencher Managing Director, NB Management

Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund.

Elizabeth Reagan Vice President, NB Management	None.

Brett S. Reiner Vice President, NB Management	Associate Portfolio Manager.

Timothy J. Robey Vice President, NB Management	Portfolio Manager.

Daniel D. Rosenblatt Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Conrad A. Saldanha Vice President, NB Management	Portfolio Manager.

Mindy Schwartzapfel Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Benjamin E. Segal Vice President, NB Management	Managing Director, Neuberger Berman LLC since November 2000; Portfolio Manager.

Steve S. Shigekawa Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Neil S. Siegel Managing Director, NB Management

Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund.

Ronald B. Silvestri Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Thomas A. Sontag Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Michelle B. Stein Vice President, NB Management	Portfolio Manager.

Mamundi Subhas Vice President, NB Management	Portfolio Manager.

Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director, NBFI; Portfolio Manager.

Kenneth J. Turek Vice President, NB Management	Portfolio Manager.

Judith M. Vale Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard Werman Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Chamaine Williams Chief Compliance Officer and Senior Vice President, NB Management

Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Income Opportunity Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund.

The principal address of NB Management and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Neuberger Berman Fixed Income LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61757) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 27.	Principal Underwriters.

(a)     NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Advisers Management Trust

Neuberger Berman Equity Funds

(b)     Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant’s principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Joseph V. Amato	Chief Investment Officer (Equities) and Managing Director	Trustee

Thanos Bardas	Vice President	None

John J. Barker	Vice President	None

Ann H. Benjamin	Vice President	None

Michael L. Bowyer	Vice President	None

Claudia A. Brandon	Senior Vice President & Assistant Secretary	Executive Vice President and Secretary

David M. Brown	Vice President	None

David H. Burshtan	Vice President	None

Robert Conti	President and Chief Executive Officer	Chief Executive Officer, President and Trustee

Robert B. Corman	Managing Director	None

Robert W. D’Alelio	Vice President	None

John C. Donohue	Vice President	None

John Dorogoff	Chief Financial Officer	None

Ingrid Dyott	Vice President	None

Janet Fiorenza	Vice President	None

Lawrence K. Fisher	Vice President	None

Daniel J. Fletcher	Vice President	None

Michael Foster	Vice President	None

William J. Furrer	Vice President	None

Maxine L. Gerson	Secretary, General Counsel and Senior Vice President	Executive Vice President and Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes – Oxley Act of 2002)

Anthony Gleason	Vice President	None

Richard Grau	Vice President	None

Edward S. Grieb	Treasurer	None

Todd E. Heltman	Vice President	None

Eric D. Hiatt	Vice President	None

James L. Iselin	Vice President	None

Brian Jones	Vice President	None

Kristina Kalebich	Vice President	None

Gerald Kaminsky	Vice President	None

Michael Kaminsky	Vice President	None

Brian Kerrane	Chief Administrative Officer and Senior Vice President	Vice President

Richard W. Knee	Vice President	None

Sajjad S. Ladiwala	Vice President	None

David M. Levine	Vice President	None

Richard S. Levine	Vice President	None

Kristian Lind	Vice President	None

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Arthur Moretti	Vice President	None

S. Basu Mullick	Vice President	None

Thomas P. O’Reilly	Vice President	None

Loraine Olavarria	Assistant Secretary	None

Kevin Pemberton	Vice President	None

Alexandra Pomeroy	Vice President	None

Andrew Provencher	Managing Director	Vice President

Elizabeth Reagan	Vice President	None

Brett S. Reiner	Vice President	None

Timothy J. Robey	Vice President	None

Daniel D. Rosenblatt	Vice President	None

Conrad A. Saldanha	Vice President	None

Mindy Schwartzapfel	Vice President	None

Benjamin E. Segal	Vice President	None

Steve S. Shigekawa	Vice President	None

Neil S. Siegel	Managing Director	Vice President

Ronald B. Silvestri	Vice President	None

Thomas A. Sontag	Vice President	None

Michelle B. Stein	Vice President	None

Mamundi Subhas	Vice President	None

Bradley C. Tank	Chief Investment Officer (Fixed Income) and Managing Director	None

Kenneth J. Turek	Vice President	None

Judith M. Vale	Vice President	None

Richard Werman	Vice President	None

Chamaine Williams	Chief Compliance Officer and Senior Vice President	Chief Compliance Officer

(c)     No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 29.	Management Services.

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 76 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 21st day of December 2009.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 76 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Conti	President, Chief Executive Officer and Trustee	December 21, 2009
Robert Conti

/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	December 21, 2009
John M. McGovern

/s/ Joseph V. Amato	Trustee	December 22, 2009
Joseph V. Amato*

/s/ John Cannon	Trustee	December 22, 2009
John Cannon*

/s/ Faith Colish	Trustee	December 22, 2009
Faith Colish*

/s/ Martha C. Goss	Trustee	December 22, 2009
Martha C. Goss*

/s/ C. Anne Harvey	Trustee	December 22, 2009
C. Anne Harvey*

/s/ Robert A. Kavesh	Trustee	December 22, 2009
Robert A. Kavesh*

/s/ Michael M. Knetter	Trustee	December 22, 2009
Michael M. Knetter*

/s/ Howard A. Mileaf	Trustee	December 22, 2009
Howard A. Mileaf*

Signature	Title	Date

/s/ George W. Morriss	Trustee	December 22, 2009
George W. Morriss*
/s/ Edward I. O’Brien	Trustee	December 22, 2009
Edward I. O’Brien*
/s/ Jack L. Rivkin	Trustee	December 22, 2009
Jack L. Rivkin*
/s/ Cornelius T. Ryan	Trustee	December 22, 2009
Cornelius T. Ryan*
/s/ Tom D. Seip	Chairman of the Board and Trustee	December 22, 2009
Tom D. Seip*
/s/ Candace L. Straight	Trustee	December 22, 2009
Candace L. Straight*
/s/ Peter P. Trapp	Trustee	December 22, 2009
Peter P. Trapp*

*Signatures affixed by Lori L. Schneider on December 22, 2009 pursuant to a power of attorney filed with Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802, on May 15, 2009.